SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        July 25, 2007
                                                ................................


                             Transbotics Corporation
.................................................................................
             (Exact name of registrant as specified in its charter)


     Delaware                        0-18253                      56-1460497
.................................................................................
  (State or other                  (Commission                 (I.R.S. Employer
   jurisdiction                    File Number)               Identification No)
 of incorporation)


3101 Latrobe Drive   Charlotte NC                                    28211
.................................................................................
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code       (704) 362-1115
                                                  ..............................


                                 Not Applicable
.................................................................................
          (Former name or former address, if changed since last report)

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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           --------------------------------------------------------------------
           Appointment of Principal Officers.
           ----------------------------------

           Mr. Neville Croft, Mr. Anthony Packer and Mr. Curt Kennington were nominated and added to the present Board of Directors at the July 24, 2007 board meeting. The new members are all existing shareholders and were added to the board to broaden the board business experience. No committee assignments have been given to any of these individuals at this time.

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

           99.1 Press Release of Transbotics Corporation, dated as of July 26, 2007.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Transbotics Corporation, Inc.



Date: July 25, 2007                                By: /s/ Claude Imbleau
                                                      --------------------------
                                                      Claude Imbleau
                                                      President / CFO

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.             Description
-----------             -----------

   99.1                 Press Release of Transbotics Corporation, dated as of
                        July 26, 2007.